Exhibit 99.2

Filed by Chemical Financial Corporation
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

Subject Company: Talmer Bancorp, Inc.
Commission File Number: 001-36308


CHEMICAL
BANK®

2016 First Quarter Earnings Release April 18, 2016

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

2016 Q1 Earnings Release

Supplemental Information

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

Forward-Looking Statements and Other Information

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical's market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical's ability to grow its core franchise, future cost savings and Chemical's ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators. All statements referencing future time periods are forward-looking.

Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-Looking Statements and Other Information (continued)

This presentation and the accompanying presentation by management also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its planned merger with Talmer Bancorp, Inc. ("Talmer"), the expected costs to be incurred in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance and consequences of the integration of Talmer into Chemical. Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

- Completion of the transaction is dependent on, among other things, receipt of regulatory approvals and receipt of Chemical's and Talmer's shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.
- The impact of the completion of the transaction on Chemical's financial statements will be affected by the timing of the transaction.
- The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
- The integration of Talmer's business and operations into Chemical, which will include conversion of Talmer's operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Chemical's or Talmer's existing businesses.
- Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2015. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Forward-Looking Statements and Other Information (continued)

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to any merger agreement associated with the Talmer transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transaction

Chemical has filed a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") to register the securities that the Talmer shareholders will receive if the transaction is consummated. The registration statement contains a prospectus for Chemical and a joint proxy statement to be used by Chemical and Talmer to solicit the required approvals of their respective shareholders of the merger and other relevant documents concerning the transaction. Chemical and Talmer may also file other documents with the SEC concerning the proposed merger. Before making an investment or voting decision, investors and shareholders of Chemical and Talmer are urged to read the registration statement, the prospectus and joint proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Talmer, and the transaction. Investors will be able to obtain these documents free of charge at the SEC's website at www.sec.gov. Copies of the documents filed with the SEC in connection with the merger can also be obtained, when available, without charge, from Chemical's website at www.chemicalbankmi.com, or by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757, or at Talmer's website at www.talmerbank.com, or by contacting Talmer Bancorp, Inc., 2301 West Big Beaver Road, Suite 525, Troy, Michigan 48084, Attention: Mr. Brad Adams, Investor Relations, telephone 248-498-2862.

Forward-Looking Statements and Other Information (continued)

Participants in the Merger Solicitation

Chemical and Talmer, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Chemical and Talmer shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Chemical and Talmer shareholders in connection with the proposed transaction are set forth in the prospectus and joint proxy statement filed with the SEC. Free copies of this document may be obtained as described above. Information about Chemical's directors and executive officers can be found in Chemical's definitive proxy statement in connection with its 2016 annual meeting of shareholders, as filed with the SEC on March 4, 2016, and other documents subsequently filed by Chemical with the SEC. Information about Talmer's directors and executive officers can be found in Talmer's Annual Report on Form 10-K, Amendment No. 1, as filed with the SEC on March 30, 2016, and other documents subsequently filed by Talmer with the SEC. Additional information regarding the interests of such participants are included in the prospectus and joint proxy statement and other relevant documents regarding the merger filed with the SEC when they become available.

Non-GAAP Financial Measures

This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical's tangible equity to asset ratio, presentation of net interest margin on a fully taxable equivalent basis, and information presented excluding nonrecurring acquisition-related expenses, including net income, diluted earnings per share, return on average assets, return on average shareholders' equity and operating expenses. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors' overall understanding of Chemical's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's GAAP results. See the Appendix hereto for a reconciliation of the non-GAAP financial measures to Chemical's GAAP results.

Q1 2016 Highlights

- Diluted earnings per share, excluding merger and acquisition-related transaction expenses ("transaction expenses"), of $0.65; down 7% from 4th qtr. 2015, while up 14% over 1st qtr. 2015
  - Semi-annual FRB interest income and seasonality of loan fees and noninterest income, higher effective tax rate and one less day account for the reduction in EPS from 4th qtr. 2015 to 1st qtr. 2016
  - Incremental earnings from acquisitions (1st qtr. 2016 vs. 1st qtr. 2015)
- Return on average assets and return on average equity, excluding transaction expenses, of 1.09% and 9.9%, respectively, in 1st qtr. 2016
- Loan Growth
  - Organic: $96 million in 1st qtr. 2016 (17% commercial, 44% commercial real estate, 33% residential mortgage and 6% consumer loans)
- Asset quality ratios
  - Reduction in nonaccrual loans of $9 million, or 14%
  - Net loan charge-offs/total loans of 0.25% in 1st qtr. 2016; one loan charge off of $2.9 million
  - Nonperforming loans/total loans of 0.99% at 3/31/2016; down from 1.15% at 12/31/15

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2016 1st Qtr.	2015 4th Qtr.	2015 1st Qtr.
Net interest income	$74,330	$75,476	$59,180
Provision for loan losses	1,500	2,000	1,500
Noninterest income	19,419	20,052	19,275
Operating expenses(1)	56,293	55,739	49,658
Transaction expenses	2,594	2,085	1,362
Net income	23,262	25,504	17,835
Net Income, excl. transaction expenses	24,948	26,859	18,720
Diluted EPS	0.60	0.66	0.54
Diluted EPS, excl. transaction expenses	0.65	0.70	0.57
Avg. Diluted Shares Outstanding	38,521	38,498	33,044
Return on Avg. Assets	1.01%	1.10%	0.98%
Return on Avg. Shareholders' Equity	9.2%	10.1%	9.0%
Efficiency Ratio	58.8%	57.1%	62.4%
Tangible Equity/Total Assets	8.2%	8.1%	8.4%
Tangible Book Value/Share	$19.20	$18.78	$18.95

(1)Excludes merger and acquisition-related transaction expenses ("transaction expenses")

Prior Quarter Comparison

- Lower net interest income due to one less day in 1st Qtr. and semi-annual FRB dividend in 4th Qtr.
- Lower noninterest income due to seasonal overdraft fee income in 4th Qtr.

Prior-Year Quarter Comparison

- Significant increase in net interest income; attributable to $557 million, or 10%, organic growth in total loans during the twelve months ended March 31, 2016
- Impact of acquisitions of Monarch Community Bancorp, Inc. ("Monarch") and Lake Michigan Financial Corporation ("LMFC")
- 1st Qtr. 2015 included $0.6 million of investment securities gains

Net Income

Net Income Trending Upward ($ Millions, except EPS data)



2014 Total: $62.1(1); **$66.7**(2)
2015 Total: $86.8(1); **$92.3**(2)
2016
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Net Income
$1.00
$0.50
$0.00
EPS
$14.0
$0.47
$13.8
$16.2
$16.8
$15.3
$18.7
$17.8
$19.0
$24.5
$26.9
$25.5
$24.9
$23.3
$0.65
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2014
2015
2016
Transaction Expenses
Net Income
EPS, Excluding Transaction Expenses

(1)Net Income

(2)Net Income, excluding pre-tax transaction expenses of $6.4 million in 2014 (including $0.3 million in 1st Qtr. 2014), $7.8 million in 2015 and $2.6 million in 1st Qtr. 2016 (Non-GAAP)

Organic Loan Growth ($ Millions)

Quarterly Organic Loan Growth Trends



$250
$200
$150
$100
$50
$0
$106
$145
$142
$172
$15
$224
$181
$56
$96
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2014 - $565
2015 - $476
2016

Organic Loan Growth – 2015

$476



$32
$231
$176
$37

- Commercial
- CRE/C&D
- Residential
- Consumer

Organic Loan Growth – 2016 Q1

$96



$6
$16
$32
$42

Loan Portfolio Composition ($ Millions)

Mar. 31, 2015, $5,703

Growth (Organic and Acquisitive) Twelve months ended Mar. 31, 2016

Mar. 31, 2016, $7,367

■ Commercial ■ CRE/C&D ■ Residential ■ Consumer



$1,504
$1,356
$1,117
$1,726

$1,664



$94
$344
$566
$660



$1,598
$1,922
$1,461
$2,386

Growth – Twelve months ended Mar. 31, 2016

Total Organic Growth Twelve Months Ended Mar. 31, 2016

Total Acquisition Growth Twelve Months Ended Mar. 31, 2016

■ Commercial
■ CRE/C&D
■ Residential
■ Consumer



$29
$200
$246
$82

$557



$65
$144
$320
$578

$1,107

Deposit Composition

Total Deposits ($ Billions)

Total Deposits – Mar. 31, 2015 $6.32	Acquisitions: Monarch, LMFC at acquisition dates, $1.1	Organic $0.3, 4.1%	Total Deposits – Mar. 31, 2016 $7.65



$1.3
$1.6
$1.8
$1.6
$0.3
$0.1
$0.3
$0.2
$0.2
($0.1)
($0.1)
$0.1
$0.2
$0.2
$0.2
$1.4
$2.0
$2.0
$2.0
Noninterest-bearing Demand Deposits
Interest-bearing Demand Deposits
Savings Deposits
Time Deposits
Brokered Deposits

Average Deposits ($ Millions) & Cost of Deposits (%)



Total Average Deposits ($ Millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$6,204
$6,709
$7,453
$7,449
$7,535
0.22%
0.22%
0.23%
0.22%
0.22%
Q1
Q2
Q3
Q4
Q1
2015
2016
0.50%
0.25%
0.00%
Interest Rate Paid
Deposits
Cost of Deposits(1)

(1) Cost of deposits based on period averages

Funding Breakdown ($ Billions)

March 31, 2015	March 31, 2016
$6.7 Billion	$8.2 Billion



$0.4
$1.3
$5.0

- Deposits: Interest and noninterest-bearing, demand, savings, money market
- Time Deposits
- Customer Repurchase Agreements
- Wholesale borrowings (brokered deposits - $0.2, FHLB advances - $0.2, other - $0.1)

Average cost of wholesale borrowings – 1.28%



$0.3
$0.5
$1.4
$6.0

Average Cost of Funds Q1 2015– 0.21%

Average Cost of Funds Q1 2016 – 0.25%

Credit Quality ($ Millions, unless otherwise noted)

Provision for Loan Losses vs. Net Loan Losses



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$2.2
$2.3
$2.8
$1.9
$1.8
$0.8
$4.3
$4.5
$1.6
$1.5
$1.5
$1.5
$1.5
$1.5
$1.5
$2.0
$1.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2014
2015
2016
Provision for Loan Losses
Net Loan Losses

Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)



ALL
NPLs
$160
$80
$0
$148
$106
$91
$82
$71
$84
$73

	YE 2010	YE 2011	YE 2012	YE 2013	YE 2014	YE 2015	2016 Q1
Originated Loans ($ billions)	$3.1	$3.3	$3.8	$4.3	$5.0	$5.8	$6.0
Acquired Loans ($ billions)	0.6	0.5	0.4	0.3	0.7	1.5	1.4
Total Loans ($ billions)	$3.7	$3.8	$4.2	$4.6	$5.7	$7.3	$7.4
ALL	$90	$88	$84	$79	$76	$73	$70
ALL/ Originated Loans	2.86%	2.60%	2.22%	1.81%	1.51%	1.26%	1.17%
NPLs/ Total Loans	4.01%	2.77%	2.18%	1.76%	1.25%	1.15%	0.99%
Nonaccretable Discount (Credit Mark)/ Acquired Loans	6.5%	6.6%	6.0%	7.8%	5.4%	4.4%	4.5%

Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend)

Net Interest Income



$80
$70
$60
$50
$40
$30
$20
Net Interest Income
($ Millions)
$59.2
$65.7
$73.6
$75.5
$74.3
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1

Net Interest Margin and Loan Yields



5.00%
2.50%
0.00%
4.16%
4.17%
4.15%
4.16%
4.13%
3.55%
3.59%
3.55%
3.64%
3.60%
0.04%
0.04%
0.03%
0.04%
0.03%
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
Loan Yields
Purchase Accounting Accretion on Loans
Net Interest Margin

Non-Interest Income



Quarterly
$22.0
$11.0
$0.0
($ Millions)
$19.3
$0.6
$1.4
$5.9
$5.1
$6.3
$20.7
$1.7
$6.5
$5.6
$6.9
$20.2
$1.4
$6.7
$4.7
$7.4
$20.1
$1.6
$6.4
$5.2
$6.9
$19.4
$1.4
$5.7
$5.2
$7.1
Q1
Q2
Q3
Q4
Q1
2015
2016
Other
Wealth Management
Service Charges
Mortgage Banking Revenue
Investment Securities Gain

Operating Expenses


Quarterly
($ Millions)
$60.0
$40.0
$20.0
$0.0
$51.0
$1.4
$4.4
$4.4
$29.3
$11.5
$49.6
$56.8
$58.3
$57.8
$2.1
$5.1
$4.6
$33.0
$13.0
$55.7
$58.9
$2.6
$4.4
$4.9
$33.9
$13.1
$56.3
Q1
Q2
Q3
Q4
Q1
2015
2016
Other
Compensation
Occupancy
Equipment
Transaction Expenses

Capital Ratios

Capital Ratios

Capital Ratio	Peer Average[1] 12/31/15	CHFC 12/31/15	**CHFC 3/31/16**	**Chemical Bank 3/31/16**	Required Basel III (Fully Phased)
Tangible Common Equity / Tangible Assets (%)	9.18	8.1	**8.2**	**NA**	NA
Tier 1 Leverage Ratio (%)	10.25	8.6	**8.5**	**8.6**	5.0
Common Equity Tier 1 Capital Ratio (%)	10.89	10.6	**10.6**	**10.7**	7.0
Tier 1 Capital Ratio (%)	12.00	10.7	**10.6**	**10.7**	8.5
Total Risk-Based Capital Ratio (%)	13.28	11.8	**11.5**	**11.7**	10.5

[1] Source SNL Financial – MBFI, UBSI, ONB, OZRK, FMBI, NPBC, HOMB, PNFP, WSBC, FFBC, HTLF, PRK, FRME, TLMR, FCF, STBA, SRCE, GSBC and CTBI (ordered by asset size).

Capital

Tangible Book Value and Capital Ratios

	3/31/15	3/31/16
Tangible Book Value / Share	$18.95	**$19.20**
Tangible Common Equity / Total Assets	8.4%	**8.2%**
Leverage Ratio	9.1%	**8.5%**
Common Equity Tier 1 Capital	11.8%	**10.6%**
Tier 1 Capital	11.8%	**10.6%**
Total Risk-Based Capital	13.0%	**11.5%**

Tangible Book Value (TBV) Roll Forward



$25
$20
$15
$10
$5
$0
$18.95
$2.62
$1.02
$0.07
$1.63
$0.04
$0.25
$19.20
TBV @ 3/31/15
Net Income (Excl. Transaction Expenses)
Dividends
Monarch 4/1/15
LMFC 5/31/15
Talmer (Announced 1/26/16)
AOCI Adj. & Other
TBV @ 3/31/16

Closing Comments

- Emphasize our strategy of being **the Midwest's community bank of choice**
- Concentrate on opportunities for **acquisitive growth and industry consolidation**
- Focus on **what we can control**

Appendix: Non-GAAP Reconciliation

(Dollars in thousands, except per share data)	1Q 2016	4Q 2015	1Q 2015
Shareholders' equity	**$1,032,291**	$1,015,974	$ 810,501
Goodwill, CDI and non-compete agreements, net of tax	**(297,821)**	(299,123)	(187,991)
Tangible shareholders' equity	**$734,470**	$716,851	$622,510
Common shares outstanding	**38,248**	38,168	32,847
Tangible book value per share	**$19.20**	$18.78	$18.95
Net income	**$23,262**	$25,504	$17,835
Transaction expenses, net of tax	**1,686**	1,355	885
Net income, excluding transaction expenses	**$24,948**	$26,859	$18,720
Diluted earnings per share	**$0.60**	$0.66	$0.54
Effect of transaction expenses, net of tax	**0.05**	0.04	0.03
Diluted earnings per share, excluding transaction expenses	**$0.65**	$0.70	$0.57
Average assets	**$9,241,034**	$9,175,224	$7,401,258
Return on average assets	**1.01%**	1.10%	0.98%
Effect of transaction expenses, net of tax	**0.08%**	0.06%	0.05%
Return on average assets, excluding transaction expenses	**1.09%**	1.16%	1.03%
Average shareholders' equity	**$1,017,929**	$1,000,347	$801,438
Return on average shareholders' equity	**9.2%**	10.1%	9.0%
Effect of transaction expenses, net of tax	**0.7%**	0.6%	0.5%
Return on average shareholders' equity, excluding transaction expenses	**9.9%**	10.7%	9.5%

CHEMICAL
FINANCIAL CORPORATION®

